                          FIRST AMENDMENT TO LEASE


THIS FIRST AMENDMENT TO LEASE IS MADE EFFECTIVE AS OF MARCH 1, 1995 BY AND BETWEEN FALLBROOK MERCANTILE, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD") AND FALLBROOK NATIONAL BANK ("TENANT") WITH REFERENCE TO THE FACTS SET FORTH BELOW.


RECITALS
--------

A.    Landlord and Tenant are parties to that certain lease dated
      March 1, 1994, and hereby express their mutual desire and intent to amend the terms of the Lease by this First Amendment to Lease with those terms, covenants, and conditions as hereinafter provided.

B. Landlord leased to Tenant a certain retail space consisting of approximately 8,272 square feet identified as 855-I, J, K, L, M, N, and O South Main Avenue, Fallbrook, California 92028 (the "Premises").

C. Landlord and Tenant desire to amend and modify the lease document effective April 1, 1995.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE TO SET FORTH BELOW.

1. SECTION 1.4 shall now read, "the original location of the Premises was outlined in red on the site plan of the Shopping Center, attached to the original Lease as Exhibit "A" and made a part thereof." The Landlord and Tenant are now amending the Lease to eliminate Suite 855-I South Main Avenue, Fallbrook, California 92028 from the Lease premises. Therefore, the revised Premises shall otherwise be known as 855-J, K, L, M, N, and O South Main Avenue, Fallbrook, California 92028 ("Address"). Said Premises being agreed to for the purposes of this Lease to be reduced by eliminating 855-I South Main Avenue, Fallbrook, California 92028 and thereby reducing the overall square footage by 1,300 square feet, resulting in a total approximate area of the new Premises of 6,972 square feet.

2. SECTION 1.11(a) - MINIMUM MONTHLY RENT shall be Seven Thousand Six Hundred Sixty-Nine Dollars and Twenty Cents ($7,669.20) per month for the period of April 1, 1995 through March 31, 1996, and shall be increased pursuant to Section 1.11(a) of the Lease Agreement.

3. SECTION 11.1(b) - OTHER PERIODIC PAYMENTS shall be Two Thousand Two Hundred Thirty-One Dollars and Four Cents ($2,231.04).

4. Except as modified herein, the Lease shall remain in full force and effect as modified.

IN WITNESS WHEREOF THIS AMENDMENT TO LEASE IS EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

LANDLORD:  FALLBROOK MERCANTILE
           A California Partnership


By:  /s/ Robert W. Carson
    -----------------------------------
    Robert W. Carson, General Partner


By:  /s/ Michael R. Perry
    -----------------------------------
    Michael R. Perry, General Partner


TENANT:   FALLBROOK NATIONAL BANK
          A California Corporation


By:  [ILLEGIBLE]
    -----------------------------------

Its:   President/CEO
    -----------------------------------

By:  [ILLEGIBLE]
    -----------------------------------

Its:   Senior Vice President
    -----------------------------------

                         STANDARD SHOPPING CENTER LEASE


       -----------------------------------------------------------

           SHOPPING CENTER:

                           FALLBROOK MERCANTILE
           --------------------------------------------------

           --------------------------------------------------

           TENANT:

                           FALLBROOK NATIONAL BANK
           --------------------------------------------------

           --------------------------------------------------

       -----------------------------------------------------------

                              TABLE OF CONTENTS

                                                                            Page
ARTICLE 1.       GRANT AND BASIC TERMS.........................................1

    SECTION 1.1      EFFECTIVE DATE OF LEASE...................................1
    SECTION 1.2      LANDLORD..................................................1
    SECTION 1.3      TENANT....................................................1
    SECTION 1.4      PREMISES..................................................1
    SECTION 1.5      LENGTH OF TERM............................................1
    SECTION 1.6      COMMENCEMENT OF TERM......................................1
    SECTION 1.7      ACKNOWLEDGEMENT OF COMMENCEMENT DATE......................1
    SECTION 1.8      PERMITTED USES............................................1
    SECTION 1.9      TENANT'S GUARANTOR........................................1
    SECTION 1.10     INITIAL SECURITY DEPOSIT..................................2
    SECTION 1.11     RENT AND OTHER CHARGES PAYABLE BY TENANT..................2
    SECTION 1.12     EXCUSE OF LANDLORD'S PERFORMANCE..........................2
    SECTION 1.13     RIDERS....................................................2

ARTICLE II.      LEASE TERM....................................................2

    SECTION 2.1      LEASE OF PREMISES FOR LEASE TERM..........................2
    SECTION 2.2      DELAY IN COMPLETION.................................DELETED
    SECTION 2.3      EARLY OCCUPANCY...........................................2
    SECTION 2.4      HOLDING OVER..............................................2
    SECTION 2.5      SURRENDER OF PREMISES.....................................2
    SECTION 2.6      SUCCESSORS................................................3

ARTICLE III.     MINIMUM MONTHLY RENT..........................................3

    SECTION 3.1      TIME AND MANNER OF PAYMENT................................3
    SECTION 3.2      COST OF LIVING INCREASES..................................3
    SECTION 3.3      PERCENTAGE RENT.....................................DELETED
    SECTION 3.4      GROSS RECEIPTS DEFINED..............................DELETED
    SECTION 3.5      SECURITY DEPOSIT INCREASES..........................DELETED
    SECTION 3.6      TERMINATION; ADVANCE PAYMENTS.............................3

ARTICLE IV.      OTHER CHARGES PAYABLE BY TENANT...............................3

    SECTION 4.1      ADDITIONAL RENT...........................................3
    SECTION 4.2      REAL PROPERTY TAXES.......................................3
                     (a) PAYMENT OF TAXES......................................3
                     (b) DEFINITION OF "REAL PROPERTY TAX."....................4
                     (c) TENANT'S RIGHT TO CONTEST TAXES.......................4
    SECTION 4.3      PERSONAL PROPERTY TAXES...................................4
    SECTION 4.4      UTILITIES.................................................4
    SECTION 4.5      COST OF MAINTENANCE OF COMMON AREAS.......................5
                     (a) TENANT TO BEAR PRO RATA SHARE OF EXPENSE..............5
                     (b) OPERATING COST........................................5
    SECTION 4.6      INSURANCE PREMIUMS........................................5
                     (a) LIABILITY INSURANCE...................................5
                     (b) HAZARD AND RENTAL INCOME INSURANCE....................5
                     (c) INSURANCE OF IMPROVEMENTS.............................6
                     (d) PAYMENT OF PREMIUMS; INSURANCE POLICIES...............6
                     (e) INCREASE IN FIRE INSURANCE PREMIUM....................6
                     (f) PLATE GLASS...........................................6
                     (g) BOILER INSURANCE................................DELETED
                     (h) WAIVER OF SUBROGATION.................................6
                     (i) FORM OF POLICIES......................................6
    SECTION 4.7      INTEREST ON PAST DUE OBLIGATIONS..........................7
    SECTION 4.8      IMPOUNDS FOR OPERATING COSTS..............................7

ARTICLE V.       RECORDS AND BOOKS OF ACCOUNT............................DELETED

ARTICLE VI.      AUDIT...................................................DELETED


                                      (i)


ARTICLE VII.     CONSTRUCTION OF PREMISES......................................7

    SECTION 7.1      LANDLORD AND TENANT IMPROVEMENTS..........................7
    SECTION 7.2      PARKING FACILITIES........................................7
    SECTION 7.3      CHANGES AND ADDITIONS TO BUILDINGS........................7
    SECTION 7.4      FINANCING...........................................DELETED
    SECTION 7.5      RIGHT TO ADJUST.....................................DELETED

ARTICLE VIII.    USE OF PROPERTY...............................................8

    SECTION 8.1      PERMITTED USES............................................8
    SECTION 8.2      MANNER OF USE.............................................8
                     (a) INTERFERENCE WITH USE/NUISANCE........................8
                     (b) VIOLATION OF LAW/INSURANCE PROVISIONS.................8
                     (c) PERMITS...............................................8
                     (d) STORE OPERATION.......................................8
                     (e) CHANGE OF NAME........................................8
                     (f) SOLICITATION OF BUSINESS..............................8
    SECTION 8.3      COMPETITION.........................................DELETED
    SECTION 8.4      INDEMNIFICATION OF LANDLORD...............................8
    SECTION 8.5      LANDLORD'S ACCESS.........................................9
    SECTION 8.6      EXCAVATION................................................9
    SECTION 8.7      QUIET POSSESSION..........................................9
    SECTION 8.8      WINDOW COVERINGS..........................................9

ARTICLE IX.      PARKING AND COMMON USE AREAS AND FACILITIES...................9

    SECTION 9.1      CONTROL OF COMMON AREAS BY LANDLORD.......................9
    SECTION 9.2      TENANT'S RIGHT TO USE.....................................9
    SECTION 9.3      MERCHANTS' ASSOCIATION..............................DELETED

ARTICLE X.       SIGNS, AWNINGS, CANOPIES,
                 FIXTURES, ALTERATIONS, IMPROVEMENTS..........................10

    SECTION 10.1     SIGNS AND AUCTIONS.......................................10
    SECTION 10.2     INSTALLATION BY TENANT...................................10
    SECTION 10.3     IMPROVEMENTS........................................DELETED
    SECTION 10.4     NONREMOVAL BY TENANT.....................................10
    SECTION 10.5     REMOVAL AND RESTORATION..................................10
    SECTION 10.6     LIENS....................................................10
    SECTION 10.7     SIGNS, AWNINGS AND CANOPIES..............................10

ARTICLE XI.      CONDITIONS OF PROPERTY;
                 MAINTENANCE, REPAIRS AND ALTERATIONS.........................11

    SECTION 11.1     EXISTING CONDITIONS......................................11
    SECTION 11.2     EXEMPTION OF LANDLORD FROM LIABILITY; WAIVER.............11
    SECTION 11.3     TENANT'S OBLIGATIONS.....................................11
    SECTION 11.4     LANDLORD'S OBLIGATIONS...................................11
    SECTION 11.5     RULES AND REGULATIONS....................................12
    SECTION 11.6     CONDITION UPON TERMINATION...............................12

ARTICLE XII.     DAMAGE OR DESTRUCTION........................................13

    SECTION 12.1     PARTIAL DAMAGE TO LEASED PREMISES........................13
    SECTION 12.2     TOTAL OR SUBSTANTIAL DESTRUCTION.........................13
    SECTION 12.3     PARTIAL DESTRUCTION OF SHOPPING CENTER...................13
    SECTION 12.4     UNINSURED CASUALTY.......................................14
    SECTION 12.5     LANDLORD'S OBLIGATIONS...................................14
    SECTION 12.6     TEMPORARY REDUCTION OF RENT..............................14
    SECTION 12.7     WAIVER...................................................14

ARTICLE XIII.    CONDEMNATION.................................................14

    SECTION 13.1     TOTAL CONDEMNATION.......................................14
    SECTION 13.2     TOTAL CONDEMNATION OF PARKING AREA.......................14
    SECTION 13.3     PARTIAL CONDEMNATION.....................................14
    SECTION 13.4     PARTIAL CONDEMNATION OF PARKING AREA.....................15
    SECTION 13.5     CONDEMNATION OF LESS THAN A FEE..........................15
    SECTION 13.6     DISTRIBUTION OF CONDEMNATION AWARD.......................15

                                    (ii)


ARTICLE XIV.       ASSIGNMENT AND SUBLETTING............................15

     Section 14.1        LANDLORD'S CONSENT REQUIRED....................15
     Section 14.2        GRANT OF CONCESSIONS;
                         CONDITIONS TO GRANT............................16
     Section 14.3        NO RELEASE OF TENANT...........................16
     Section 14.4        LANDLORD'S ELECTION............................16
     Section 14.5        NO MERGER......................................16
     Section 14.6        ASSIGNMENT FEES AND PROCEDURES.................16

ARTICLE XV.        DEFAULTS; REMEDIES...................................16

     Section 15.1        COVENANTS AND CONDITIONS.......................16
     Section 15.2        DEFAULTS.......................................16
     Section 15.3        DEFAULT BY LANDLORD............................17
     Section 15.4        REMEDIES.......................................17
     Section 15.5        THE RIGHT TO RELET THE PREMISES................18
     Section 15.6        WAIVER OF RIGHTS OF REDEMPTION.................18
     Section 15.7        CUMULATIVE REMEDIES............................18
     Section 15.8        LATE CHARGES...................................18

ARTICLE XVI.       PROTECTION OF CREDITORS..............................18

     Section 16.1        SUBORDINATION..................................18
     Section 16.2        ATTORNMENT.....................................19
     Section 16.3        SIGNING OF DOCUMENTS...........................19
     Section 16.4        ESTOPPEL CERTIFICATES..........................19
     Section 16.5        TENANT'S FINANCIAL CONDITION..............DELETED
     Section 16.6        MORTGAGE PROTECTION CLAUSE.....................19

ARTICLE XVII.      LEGAL COSTS..........................................19

     Section 17.1        LEGAL PROCEEDINGS..............................19
     Section 17.2        LANDLORD'S CONSENT.............................19

ARTICLE XVIII.     MISCELLANEOUS PROVISIONS.............................19

     Section 18.1        NON-DISCRIMINATION.............................19
     Section 18.2        LANDLORD'S LIABILITY; CERTAIN DUTIES...........20
     Section 18.3        SEVERABILITY...................................20
     Section 18.4        INTERPRETATION.................................20
     Section 18.5        ENTIRE AGREEMENT...............................20
     Section 18.6        NOTICES........................................20
     Section 18.7        WAIVERS........................................20
     Section 18.8        NO RECORDATION.................................20
     Section 18.9        BINDING EFFECT; CHOICE OF LAW..................20
     Section 18.10       CORPORATE AUTHORITY;
                         PARTNERSHIP AUTHORITY..........................20
     Section 18.11       NO PARTNERSHIP.................................21
     Section 18.12       JOINT AND SEVERAL LIABILITY....................21
     Section 18.13       FORCE MAJEURE..................................21
     Section 18.14       NO OPTION......................................21
     Section 18.15       ACCORD AND SATISFACTION........................21
     Section 18.16       PROVISIONS ARE COVENANTS
                         AND CONDITIONS.................................21
     Section 18.17       UNION WORKERS.............................DELETED
     Section 18.18       REMODEL........................................21
     Section 18.19       OPTION TO EXTEND..........................DELETED


                                    (iii)

                        STANDARD SHOPPING CENTER LEASE

                                  ARTICLE I
                            GRANT AND BASIC TERMS

      This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Our Articles, Sections and Paragraphs of the Lease referred to in this Article I explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

      Section 1.1   EFFECTIVE DATE OF LEASE.  March 1, 1994
      Section 1.2   LANDLORD.  Fallbrook Mercantile
                    c/o Wall Street Property Company.

Address of Landlord:        Post Office Box 2633
                            La Jolla, California 92038.

      Section 1.3   TENANT.  Fallbrook National Bank.

Address of Tenant:          Post Office Box 927
                            Fallbrook, California 92028.

      Section 1.4 PREMISES. In consideration of the rents, covenants and agreements on the part of Tenant to be paid and performed, the Landlord leases to the Tenant, and Tenant leases from Landlord, for the Term, at the rental and upon the conditions of this Lease, that certain space (referred to herein as the "Premises"), now or hereafter to be erected in the Fallbrook Mercantile Shopping Center (herein called the "Shopping Center") in Fallbrook
(City) San Diego (County) California (State). The location of the Premises is outlined in red on the site plan of the Shopping Center, attached hereto as Exhibit "A" and made a part hereof, and otherwise known as 855-I, J, K, L, M, N, and O South Main Avenue, Fallbrook, California 92028, (address) said Premises being agreed for purposes of this Lease, to have an area of approximately 8,272 (eight thousand two hundred seventy-two) square feet. Tenant acknowledges that the site plan shown on Exhibit "A" is tentative and that Landlord may change the shape, size, location, number and extent of the improvements shown thereon and eliminate or add any improvements to any portion of the Shopping Center as provided in Article VII herein.

      Section 1.5   LENGTH OF TERM. The term of this Lease shall be for Eight
(8) years and Zero (0) months following the commencement date, commencing at 8:00 A.M. on such commencement date and terminating at 5:00 P.M. on the last day of the term, unless sooner terminated under any provision hereof.

      Section 1.6 COMMENCEMENT OF TERM. The term of this Lease, and Tenant's obligation to pay rent, shall commence on April 1, 1994. The Landlord shall waive three thousand three hundred seventy-eight dollars and ten cents ($3,378.10) of the Minimum Monthly Rental, which is the rental attributible to Suites M, N, and O, for the months of April, May and June of 1994.

                    All lease expirations, renewal dates, notices of options to renew, and any other provision hereof relating to the Commencement Date of this Lease shall be determined by reference to the Commencement Date as herein defined, which in all cases shall be the first day of the month.

      Section 1.7 ACKNOWLEDGEMENT OF COMMENCEMENT DATE. When the commencement and expiration date of the Lease Term have been ascertained pursuant to Section 1.6 and Article II herein, the parties shall immediately execute a confirmation of said dates and the Term of this Lease in the form and content as set forth in Exhibit "X" attached hereto and made a part hereof.

      Section 1.8 PERMITTED USES. The Premises shall be used and occupied only for administrative office and/or branch office of a banking office, or any other use approved by Landlord, which approval shall not be unreasonably withheld. Provided, however, the parties agree that it shall be commercially reasonable for Landlord to disapprove any use that (i) violates the Declaration of Restrictions and Grant of Easements ("Declaration") affecting the Premises recorded on May 4, 1984 in the Office of the County Recorder of San Diego as File No. 81-163288; or (ii) violates any then existing exclusive use that has heretofore been granted by Landlord to any other tenant in the Shopping Center in which the Premises are located; or (iii) adversely impacts the tenant mix of the Shopping Center as such tenant mix exists at the time that Tenant seeks to obtain Landlord's consent to a change in use.

      Section 1.9   TENANT'S GUARANTOR. (If none, so state.) None.

     Section 1.10 INITIAL SECURITY DEPOSIT. (See Section 3.5.) None Dollars ($__________).

     Section 1.11   MINIMUM MONTHLY RENT AND OTHER CHARGES PAYABLE BY
TENANT.

                    (a)     Minimum Monthly Rent.  Nine Thousand
Ninety-Nine Dollars and Twenty Cents ($9,099.20) per month for the first twenty-four months, as provided in Section 3.1, which shall be increased on the second (2nd) anniversary of the day and the month on which the Commencement Date occurs on each consecutive second (2nd) anniversary thereafter, (the "Anniversary Date"), in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers (all Items for the Los Angeles-Anaheim-Riverside Statistical Area on the basis of 1982-84 = 100 [the "Index"]) as provided in Section 3.2.

                    (b) Other Periodic Payments. Monthly Payments of Operating Costs (see Section 4.8) including, without limitation, Taxes, Utilities, Insurance Premiums, or other amounts as provided in this Lease. The initial monthly charge for such Operating Costs is Two Thousand Six Hundred Forty-Seven Dollars and Four Cents ($2,647.04).

     Section 1.12 EXCUSE OF LANDLORD'S PERFORMANCE. Anything in this Lease to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, rain or muddy conditions, through act of God or other cause beyond the control of Landlord.

     Section 1.13 RIDERS. The following Riders are attached to and made a part of this Lease: (If none, so state) Rider No. 1, No. 2, No. 3, No 4, and No. 5.

                                  ARTICLE II
                                  LEASE TERM

     Section 2.1 LEASE OF PREMISES FOR LEASE TERM. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.5 above and shall begin and end on the dates specified in Section 1.6 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section
1.6 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.2 DELAY IN COMPLETION. In the event the Premises herein demised are not substantially completed on or before_______, 199__, this Lease shall be deemed null and void at the election of either party by notice in writing within ten (10) days from said date, and any security deposit shall be returned to Tenant. The aforementioned date shall be automatically extended for a reasonable period of time provided Landlord is diligently pursuing the completion of the Premises. Should either party elect to declare this Lease null and void as hereinafter provided, Landlord shall, except for the return of the Tenant's security deposit, have no obligations or liabilities to Tenant for damages of any kind relating to the failure to complete construction of the Premises by the date herein specified.

     Section 2.3 EARLY OCCUPANCY. If Tenant occupies the Premises prior to the Commencement Date, Tenant's occupancy of the Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Premises shall not advance the expiration date of this Lease. Upon mutual execution of this lease document, Tenant shall be provided occupancy to the Premises, however, Tenant shall not be required to pay Minimum Monthly Rent and other charges specified in this Lease for the early occupancy period.

     Section 2.4 HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord caused by any delay in Tenant vacating the Premises. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only and not a renewal hereof or an extension for any further term, and in such case, Minimum Monthly Rent then in effect shall be increased by fifty percent (50%) and other monetary sums due hereunder shall be payable in the amount and at the time specified in this Lease, and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein, except that the month-to-month tenancy will be terminable on thirty
(30) days notice given at any time by either party.

     Section 2.5 SURRENDER OF PREMISES. Upon the termination of this Lease, Tenant shall surrender the Premises to Landlord in the condition specified in and according to Section 12.6.

     Section 2.6 SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee or other transferee of Tenant unless the transfer has been approved by Landlord in writing as provided in Section 15.1 hereof.

                                  ARTICLE III
                              MINIMUM MONTHLY RENT

     Section 3.1 TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Minimum Monthly Rent in the amount stated in Section 1.11(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Minimum Monthly Rent and any other charges and sums provided for herein as Additional Rent, in advance, without offset, deduction or prior demand. All such rents and charges shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.2 COST OF LIVING INCREASES. The Minimum Monthly Rent shall be increased every two (2) years as provided in Section 1.11(a) above, in proportion to increases in the Index. The first such adjustment shall be made by multiplying the Minimum Monthly Rent by the percentage increase in the Index published for the month which is three (3) months prior to the second Anniversary Date of the Commencement Date of the Lease over the Index published for the month which is three (3) months prior to the first month of the Lease Term. Each subsequent adjustment shall be made by multiplying the Minimum Monthly Rent which is then in effect (as increased pursuant to the last adjustment) by the percentage increase in the Index published for the month which is three (3) months prior to each consecutive second (2nd) Anniversary Date of the Commencement Date of the Lease Term over the Index published for the month which is three (3) months prior to the last adjustment date. Landlord shall notify Tenant of each increase by delivering a written statement setting forth the two Indexes utilized in computing the adjustment, the percentage increase between those two Indexes, and the new amount of the Minimum Monthly Rent. In no event however, shall the Minimum Monthly Rent be increased more than five percent (5%) per year or over ten percent (10%) over the last previously adjusted Minimum Monthly Rent. Tenant shall pay the new Minimum Monthly Rent from its effective date, i.e. the bi-annual Anniversary Date, until the next periodic increase. Landlord's notice may be given after the effective date of the increase since the Index for the appropriate month may be unavailable on the effective date. In such event, Tenant shall pay monthly rent in the amount required for the previous lease year until the Index figures are available. Once the Index figures are available and the adjustment has been computed, the Tenant shall pay Landlord the necessary rental adjustment for the months elapsed between the effective date of the increase and Landlord's notice of such increase within ten (10) days after Landlord's notice. If the format or components of the Index are materially changed after the date of this Lease, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the date of this Lease. Landlord shall notify Tenant of the substituted index, which shall be used to calculate the increase in the Minimum Monthly Rent unless Tenant objects in writing within fifteen (15) days after receipt of Landlord's notice. If Tenant objects, the substitute index shall be determined in accordance with the rules and regulations of the American Arbitration Association. The cost of such arbitration shall be borne equally by Landlord and Tenant.

     Section 3.3  PERCENTAGE RENT. DELETED

     Section 3.4  GROSS RECEIPTS DEFINED. DELETED

     Section 3.5  SECURITY DEPOSIT INCREASES. DELETED.

     Section 3.6 TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article XII (Damage or Destruction), Article XIII (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Premises in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property taxes, and Landlord shall refund the unused portion of the Security Deposit to Tenant or Tenant's successor.

                                  ARTICLE IV
                         OTHER CHARGES PAYABLE BY TENANT

     Section 4.1 ADDITIONAL RENT. All charges payable by Tenant other than Minimum Monthly Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Minimum Monthly Rent. The term "rent" shall mean Minimum Monthly Rent and Additional Rent.

     Section 4.2  REAL PROPERTY TAXES.

                  (a) PAYMENT OF TAXES. Tenant agrees to pay Tenant's prorata share of all real property taxes, as hereinafter defined, and assessments which may be levied or assessed by any lawful authority against the land on which buildings are located and improvements thereon in the Shopping Center (collectively referred to as "real property taxes"). Tenant shell pay its prorata share of property taxes in the manner specified in Sections 4.8 and 1.11(b). Tenant's prorata share shall be apportioned according to the floor area of the Premises as it relates to the total floor area of the building or buildings which include the premises. All taxes for the year in which this Lease commences shall be apportioned and adjusted.

                    (b)  DEFINITION OF "REAL PROPERTY TAX." "Real Property
Tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agriculture, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Premises or against Landlord's business of leasing the Premises; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency; (iv) any tax imposed upon this transaction or based upon a reassessment of the Premises due to a change in ownership or transfer of all or part of Landlord's interest in the Premises; and (v) any charge or fee replacing any tax previously included within the definition of Real Property Tax. "Real Property Tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

                    (c) TENANT'S RIGHT TO CONTEST TAXES. Tenant may attempt to have the assess valuation of the Premises reduced or may initiate proceedings to contest the Real Property Tax. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the Real Property Tax due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the Real Property Tax when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the Real Property Tax plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the Real Property Tax due, as determined at such proceedings. The Real Property Tax shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Premises from being sold under a "tax sale" or similar enforcement proceeding.

     Section 4.3  PERSONAL PROPERTY TAXES.

                  (a) Tenant shall pay prior to delinquency all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall attempt to have such personal property taxed separately from the Premises.

                  (b) If any such taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, then Landlord, after written notice to Tenant, shall have the right to pay the taxes based upon such increased assessments, regardless of the validity thereof, but only under proper protest if requested by Tenant in writing. If Landlord shall do so, then Tenant shall, upon demand, repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment. In any such event, however, Tenant, at Tenant's sole cost and expense, shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest; any amount so recovered to belong to Tenant.

                  (c) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

      Section 4.4 UTILITIES. Landlord shall provide sewer service, water, and refuse disposal to the Premises. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, telephone, and other utilities and services supplied to the Premises. Maintenance for any heating or air conditioning equipment and ducts on the Premises shall be furnished by Landlord, and Tenant, upon presentation of a bill therefore, shall pay Landlord, or its agent or assigns, for such maintenance service. If any services or utilities are jointly metered with other properties, Landlord shall determine and the Tenant shall pay, the Tenant's pro rata share of the monthly costs of such utilities and services. The Tenant's pro rata share shall be determined by the ratio of the square footage of the Premises as compared to the square footage of all the property subject to the common metering. In the event Tenant shall require such services or utilities in excess of that usually furnished or supplied for use of the Premises as general retail space, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all such jointly metered charges. Tenant shall pay its pro rata share of the monthly cost of such utilities and services in the manner specified in Sections 4.8 and 1.11(b). Landlord reserves the right to require Tenant to install and maintain, at Tenant's sole expense, separate meters for any public utility servicing the Premises for which a separate meter is not presently installed.

     Section 4.5  COST OF MAINTENANCE OF COMMON AREAS.

                  (a) TENANT TO BEAR PRO RATA SHARE OF EXPENSE. In each lease year, as defined in Section 3.3(c) hereof, Tenant will pay to Landlord, in addition to the rentals specified in Article II hereof, as further Additional Rent, subject to the limitation hereinafter set forth, a proportion of the Shopping Center's operating cost, hereinafter defined, based upon the ratio of the square feet of the Premises to the total leasable square feet of all the building space in the Shopping Center.

                  (b) OPERATING COST. For the purpose of this Section 4.5 the "Shopping Center's operating cost" means the total cost and expense incurred in operating and maintaining the common facilities, hereinafter defined, actually used or available for use by Tenant and the employees, agents, servants, customers and other invitees of Tenant, specifically including without limitation, gardening and landscaping, the cost of liability and property damage insurance, repairs, roof maintenance, line painting, painting, utilities, sanitary control, pest control, removal of trash, rubbish, garbage and other refuse, reasonable reserves for replacements and repairs, property management, bookkeeping, Real Property Taxes and assessments thereon, and the cost of personnel to implement such services, to direct parking, and to police the common facilities. In addition, said operating costs shall include an administrative charge equal to ten percent (10%) of the actual operating costs and this charge shall be subsumed in and billed as a part of the common area expenses as Additional Rent. "Common facilities" means all areas, space, equipment and special services provided by Landlord for the common or joint use and benefit of the occupants of the Shopping Center, their employees, agents, servants, customers and other invitees, including without limitation parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian malls, courts, stairs, ramps and sidewalks, comfort and first aid stations, washrooms and parcel pick-up stations.

                  (c)  The Additional Rent provided to be paid in this
Section 4.5 shall be paid in the manner specified in Sections 4.8 and 1.11(b).

                  (d) Changes in the square footage of the Premises occurring during any monthly period shall be effective on the first day of the next succeeding monthly period, and the amount of any square footage in effect for the whole of any quarterly period shall be the average of the total amounts in effect on the first day of each calendar month in such quarterly period.

     Section 4.6  INSURANCE PREMIUMS.

                  (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Premises, the sidewalks in front of the Premises, and the business operated by Tenant and any subtenants of Tenant in the Premises. The initial amount of such insurance shall be at least One Million Dollars ($1,000,000.00) combined single limit bodily injury, property damage and personal injury, and shall be subject to periodic increase based upon inflation, increased liability awards, recommendations of professional insurance advisers, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Section 8.4. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

                  (b) HAZARD AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance at Tenant's expense, covering loss of or damage to the Premises in the full amount of its replacement value. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and may include endorsements or coverage for special extended perils (all risk), sprinkler leakage, inflation guard, and any other perils (including flood and earthquake), which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Premises. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. During the Lease Term, Landlord may also maintain a rental income insurance policy at Tenant's expense, with loss payable to Landlord in an amount equal to one year's Minimum Monthly Rent (as adjusted periodically), plus estimated Real Property Taxes and insurance premiums. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

                 (c) INSURANCE OF IMPROVEMENTS. Tenant shall at all times maintain fire insurance with extended coverage in the name of the Landlord and the Tenant, in an amount adequate to cover the cost of replacement of all trade fixtures, alterations, decorations, additions or improvements made to the Premises by Tenant or by Landlord on Tenant's behalf in the event of fire or extended coverage loss. Such insurance policy shall be maintained with an insurance company approved by Landlord. Tenant shall deliver to the Landlord, certificates of such fire insurance policies which shall contain a clause requiring the insurer to give the Landlord thirty (30) written days' notice of cancellation of such policies.

                 (d) PAYMENT OF PREMIUMS; INSURANCE POLICIES. Tenant shall pay its pro rata share of all premiums for insurance policies maintained by Landlord pursuant to Subsection 4.6(b) in the manner specified in Sections
4.8 and 1.11(b). If the insurance policies maintained by Landlord cover improvements or real property other than the Premises, Landlord shall also deliver to Tenant a statement of the amount of the premiums applicable to the Premises showing, in reasonable detail, how such amount was computed. If the Lease Term expires before the expiration of the insurance policy period, Tenant's liability for insurance premiums shall be prorated on an annual basis. Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies.

                 (e) INCREASE IN FIRE INSURANCE PREMIUM. Tenant agrees that it will not keep, use, manufacture, assemble, sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on said Premises or the building of which it is a part, resulting from the acts or omission of the Tenant, its agents, servants or employees, or the use or occupancy of the Premises by the Tenant or from the type of materials or products stored, manufactured, assembled or sold by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the property, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

                 (f) PLATE GLASS. Landlord shall replace, at the expense of Tenant, any and all plate and other glass, frames or glazing damaged or broken from any cause whatsoever in and about the Premises. Landlord is responsible for plate glass replacement caused by structural or similar failure.

                 (g) BOILER INSURANCE. DELETED

                 (h) WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall, upon the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

                 (i) FORM OF POLICIES. All policies shall be written in a form satisfactory to Landlord and shall be maintained with insurance companies holding a "General Policyholder's Rating" of A, and a financial rating of X, or better, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancellable or reducible in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as Additional Rent.

     Section 4.7 INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid within ten (10) days after such amount is due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.8 IMPOUNDS FOR OPERATING COSTS. Within forty-five (45) days after the end of each calendar year, Landlord shall deliver to Tenant an accounting of Tenant's actual pro rata share, together with reasonable documentation of actual costs, and the amounts paid by Tenant during said calendar year. If Tenant's payments made during the calendar year exceed Tenant's pro rata share, Landlord shall pay Tenant the excess at the time Landlord furnishes the accounting to the Tenant. If Tenant's pro rata share exceeds the payments made by Tenant, Tenant shall pay Landlord the deficiency within fifteen (15) days after Tenant's receipt of Landlord's accounting.

                 Landlord shall keep at its place of business full, accurate, and separate books of account covering the charges provided for under this
Article IV, and the accounting to Tenant shall accurately reflect the total costs and Tenant's pro rata share. The books of account shall be retained for at least twelve (12) months after the end of each calendar year. Tenant shall have the right at all reasonable times to inspect the books of account.

                                    ARTICLE V
                          RECORDS AND BOOKS OF ACCOUNT

                                     DELETED

                                   ARTICLE VI
                                      AUDIT

                                     DELETED

                                   ARTICLE VII
                            CONSTRUCTION OF PREMISES

     Section 7.1 LANDLORD AND TENANT IMPROVEMENTS. Construction of the improvements on the Premises has been completed on the date of this Lease and Tenant hereby represents and warrants to Landlord that Tenant has inspected the Premises and accepts such Premises in the condition existing as of the date hereof. With respect to 855 South Main Street -- Suites M, N, and 0, Landlord shall ensure that, at the beginning of the term of the Lease, the Heating, Ventilation and Air Conditioning, electrical, and plumbing systems are in good working order. Tenant to advise Landlord within thirty (30) days of occupancy relative to any deficiencies and Landlord, at Landlord's expense, shall promptly repair same. After said thirty (30) day period or immediately after any initial repairs are made as a result of the 30-day warranty, Tenant shall be responsible for any repairs to the Heating, Ventilation and Air Conditioning, electrical or plumbing systems in accordance with the Lease herein. Prior to the commencement of construction of Tenant's improvements, Tenant shall deliver plans and specifications with respect to Tenant's leasehold improvements to the Landlord or Landlord's architect.

     Section 7.2 PARKING FACILITIES. The Landlord has constructed upon the Shopping Center site at its own cost access roads, sidewalks and parking lots or facilities as shown on Exhibit "A."

     Section 7.3 CHANGES AND ADDITIONS TO BUILDINGS. Landlord hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the Premises are contained and to build another building adjoining the Premises. Landlord also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same. Notwithstanding the foregoing, Landlord agrees to perform all work in connection with construction of any buildings or improvements, or alterations or additions to existing buildings, in such a manner that said work shall not materially interfere with access to or visibility of the Premises. Easements for light and air are not included in the leasing of these Premises to Tenant. Landlord further reserves the exclusive right to the roof except as provided in this Lease.

     Section 7.4 FINANCING. DELETED

     Section 7.5 RIGHT TO ADJUST. DELETED

                                  ARTICLE VIII
                                 USE OF PROPERTY

     Section 8.1 PERMITTED USES. Tenant may use the Premises only for the Permitted Uses set forth in Section 1.8 above.

     Section 8.2 MANNER OF USE.

                 (a) INTERFERENCE WITH USE/NUISANCE. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with or infringe on the rights of other occupants or customers of the Shopping Center, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, or objectionable purposes; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premise or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not be liable to Landlord for any other occupant's failure to so conduct itself.

                 (b) VIOLATION OF LAW/INSURANCE PROVISIONS. Tenant shall not do or permit to be done in or about the Premises, nor bring, keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by any standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the building or any part thereof or any of its contents, or cause a cancellation of any insurance policy covering the building or any part thereof or any of its contents. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the Premises, and the requirements of any Board of Fire Underwriters or other similar body now or hereafter instituted, with any order, directive or certificate of occupancy issued pursuant to any law, ordinance or regulation by any public officer insofar as the same relates to or affects the condition, use or occupancy of the Premises, including but not limited to, requirements of structural changes related to or affected by Tenant's acts, occupancy or use of the Premises, all at Tenant's sole expense. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Landlord, whether or not Tenant is a party to such action, shall be conclusive in establishing such violations between Landlord and Tenant.

                 (c) PERMITS. Tenant shall obtain and pay for all permits, including a certificate of occupancy, required for Tenant's occupancy of the Premises and shall promptly take all substantial and nonsubstantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including the Occupational Health and Safety Act.

                 (d) STORE OPERATION. Tenant shall conduct its business in the Premises during the regular customary days and hours for such type of business in the city or trade area in which the Shopping Center is located.

                 (e) CHANGE OF NAME. Tenant agrees not to change the advertised name of the business operated in the Premises without the written permission of Landlord, said consent not to be unreasonably withheld.

                 (f) SOLICITATION OF BUSINESS. Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in other common areas.

     Section 8.3 COMPETITION. DELETED

     Section 8.4 INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and hold Landlord harmless from all damages arising out of loss of life, personal injury, and/or damage to the property occurring in, on, or about the Premises, except that Landlord shall be liable to Tenant for such damages resulting from the acts or omissions of Landlord or its authorized representatives and shall indemnify and hold Tenant harmless from all such damages. A party's obligation under this paragraph to indemnify and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

     Section 8.5 LANDLORD'S ACCESS. Landlord or its agents may enter the Premises at all reasonable times to show the Premises to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant twenty-four (24) hours' prior notice of such entry, except in the case of an emergency. Landlord may not place "For Sale" signs on the Premises. Landlord may place customary "For Lease" signs on the Premises not sooner than ninety (90) days prior to the end of the then unexpired term of this Lease.

     Section 8.6 EXCAVATION. If an excavation shall be made upon land adjacent to or under the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall or the building of which the Premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent. Provided, however, that Landlord shall cause such work to be performed in such a manner that said work shall not materially interfere with the operation of Tenant's business.

     Section 8.7 QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Premises for the full Lease Term, subject to the provisions of this Lease.

     Section 8.8 WINDOW COVERINGS. Landlord shall select a standard window covering and color for use throughout the building and Tenant shall use this standard window covering for any windows Tenant shall cover. Tenant shall be required to provide, at its expense, prescribed coverings in front of windows in which the space is utilized for other than office use, such as storage or manufacturing.

                                   ARTICLE IX
                   PARKING AND COMMON USE AREAS AND FACILITIES

     Section 9.1 CONTROL OF COMMON AREAS BY LANDLORD. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks, package pick-up stations, sidewalks and ramps, landscaped areas, exterior stairways, first-aid stations, comfort stations and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking ticket validating by tenants; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers. Landlord will operate and maintain the common facilities referred to above in such manner as Landlord, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities. Notwithstanding any other provision of this Section, Landlord shall not have the right to make changes that materially interfere with access to or visibility of the Premises. Furthermore, Landlord shall not reduce the ratio of parking spaces to square feet of leasable floor area in the entire Shopping Center below that in existence on the date of execution of this Lease.

     Section 9.2 TENANT'S RIGHT TO USE. Landlord gives to Tenant and its authorized representatives and invitees the nonexclusive right to use the common areas, with others who are entitled to use the common areas, subject to Landlord's rights set forth in Section 9.1.

     Section 9.3    MERCHANTS' ASSOCIATION. DELETED

                                    ARTICLE X
                            SIGNS, AWNINGS, CANOPIES,
                      FIXTURES, ALTERATIONS, IMPROVEMENTS

     Section 10.1 SIGNS AND AUCTIONS. No auction, fire or bankruptcy sales may be conducted in the Premises, and no signs advertising such sales shall be posted on the Premises without the previous written consent of Landlord.

     Section 10.2 INSTALLATION BY TENANT. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixtures, exterior signs, exterior machinery, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the Premises without first obtaining Landlord's written approval and consent. All fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought. Landlord shall not unreasonably withhold its approval and consent, and further Landlord shall not withhold its approval and consent to Tenant's installation of any facilities required in order to comply with the requirements of any regulatory agency. Improvements that do not materially alter structural portions of the Premises, and that do not exceed $25,000 in cost, shall not require the prior consent of the Landlord.

     Section 10.3   IMPROVEMENTS. DELETED

     Section 10.4 NONREMOVAL BY TENANT. All alterations, additions and improvements, including signs and sign cases, made by Tenant, or made by the Landlord on the Tenant's behalf and for which Tenant has paid Landlord in accordance with this Lease, shall remain the property of the Tenant for the term of the Lease, or any extension or renewal thereof. Such alterations, additions and improvements shall not be removed from the Premises. At the expiration or termination of this Lease Term, or any extensions or renewals thereof, all such alterations, additions and improvements become the property of the Landlord.

     Section 10.5 REMOVAL AND RESTORATION. Landlord may, in its sole and absolute discretion, require Tenant upon expiration or termination of this Lease Term to return all or part of the leased Premises to their condition as existed at the commencement of the Lease Term, removing any alteration, addition or improvement made by Tenant, or made by Landlord on the Tenant's behalf. In removing any such alteration, addition or improvement as may be required by the Landlord, the Tenant shall repair any damage to the Premises caused by such removal and, prior to such removal, Tenant shall post a bond or other security as may be required by the Landlord in order to insure the Landlord that the Premises will be repaired in a prompt and workmanlike manner.

     Section 10.6 LIENS. Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by, or at the direction of, Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall bear interest at the rate of ten percent (10%) per annum from the date expended until the date repaid. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least fifteen (15) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

     Section 10.7 SIGNS, AWNINGS AND CANOPIES. Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval and the approval and consent of any governmental body having jurisdiction over signs in the Shopping Center. Notwithstanding any other provision of this Section, Tenant shall have the right, without prior approval of the Landlord, to install on windows and/or doors any signs that shall be required by regulatory authorities.

                    Tenant further agrees to maintain such signs, awnings, canopy, decoration, lettering or other advertising matter as may be approved, in good condition and repair at all times. Tenant also agrees, at Tenant's sole cost, to obtain canopy sign faces which shall conform to Tenant's logo and letter style. A drawing of proposed signs shall be submitted by Tenant to Landlord for written approval. Such approval shall be made promptly by Landlord and shall not be unreasonably withheld.

                                   ARTICLE XI
                              CONDITION OF PROPERTY;
                      MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 11.1 EXISTING CONDITIONS. Tenant accepts the Premises in its condition as of the execution of this Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

     Section 11.2 EXEMPTION OF LANDLORD FROM LIABILITY; WAIVER. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Premises or upon other portions of any building of which the Premises is a part, or from other sources or places; or (d) any act or omission of any other tenant or occupant of the Shopping Center or of any building of which the Premises is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for the foregoing damages from any cause arising at any time. The provisions of this Section 11.2 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

     Section 11.3   TENANT'S OBLIGATIONS.

                    (a) Tenant shall keep the Premises (including all nonstructural, interior and exterior portions, systems and equipment, all glass, glazing, window moldings, partitions, doors, door hardware, interior painting, fixtures and appurtenances thereof including electrical, lighting, plumbing and plumbing fixtures) in good order, condition and repair during the Lease Term. Tenant shall promptly replace any portion of the Premises or system or equipment in the Premises which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Lease Term. Landlord shall obtain, at Tenant's expense, a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system (including leaks around ducts, pipes, vents, or other parts of the air conditioning) by a licensed heating and air conditioning contractor. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Premises in an attractive, first-class and fully operative condition.

                    (b) All of Tenant's obligations to maintain and repair shall be accomplished at Tenant's sole expense. If Tenant refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of Landlord, Landlord may, on ten (10) days' prior notice (except that no notice shall be required in case of emergency) enter the Premises and perform such repair and maintenance on behalf of Tenant without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty percent (20%) for overhead, upon presentation of a bill therefore, as Additional Rent. Said bill shall include interest at ten percent (10%) on said costs from the date of completion of repairs by Landlord.

     Section 11.4 LANDLORD'S OBLIGATIONS. Subject to the provisions of Article XII (Damage or Destruction), Article XIII (Condemnation) and Article IX (Parking and Common Use Facilities), other than structural repairs Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Premises at any time. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Premises at Landlord's expense or to terminate the Lease due to the condition of the Premises.

     Section 11.5 RULES AND REGULATIONS.

             (a) The Tenant agrees as follows:

                 (1) All garbage and refuse shall be kept in the kind of container specified by Landlord, and shall be placed outside of the Premises in specified trash containers prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's refuse or rubbish.

                 (2) No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

                 (3) No loudspeakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

                 (4) The outside areas immediately adjoining the building shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of the Landlord and Tenant shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed without permission in writing from Landlord.

                 (5) Tenant and Tenant's employees shall park only the number of cars approved and only in those portions of the parking area designated for that purpose by Landlord.

                 (6) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

                 (7) Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

                 (8) Tenant shall not burn any trash or garbage of any kind in or about the Premises, or the building.

             (b) Landlord reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional reasonable rules and regulations applicable to the Premises. Notice of such reasonable rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant and Tenant agrees to comply with all such reasonable rules and regulations upon receipt of notice. Landlord shall not be liable in any way to Tenant for any damage or inconvenience caused by any other tenant's non-compliance with these reasonable rules and regulations.

     Section 11.6 CONDITION UPON TERMINATION. Upon the termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article XII (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of this Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

                                   ARTICLE XII
                              DAMAGE OR DESTRUCTION

     Section 12.1 PARTIAL DAMAGE TO LEASED PREMISES. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises. If the premises is only partially damaged and if the proceeds received by Landlord from the insurance policies described in Article IV are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect to repair any damage to Tenant's fixtures, equipment, or improvements. If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Article IV, Landlord may elect either to
(a) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (b) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage, whether Landlord elects to repair the damage or terminate this Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies or the Tenant's pro rata share thereof if the Premises is in a multi-tenant building, and, if the damage was due to the negligence or willful misconduct of Tenant, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and any building in which the Premises is located. Tenant shall pay the cost of such repairs, except that, upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice. If the damage to the Premises occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds and Landlord may retain all such proceeds. In such event, Landlord shall not be obligated to repair or restore the Premises and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage. If the Landlord elects to repair the damage, Landlord shall include in Landlord's notice of such election an estimate of the time necessary to complete such repairs. Tenant shall have the right to terminate the Lease if (a) Landlord's estimate of the time required to repair the damage exceeds 120 days after the occurrence of such damage, or (b) such repairs are not completed within 180 days after the occurrence of such damage, or (c) the damage occurs within six months of the end of the Term of the Lease.

     Section 12.2 TOTAL OR SUBSTANTIAL DESTRUCTION. If the Premises is totally or substantially destroyed by any cause whatsoever, or if the Premises is in a building which is substantially destroyed (even though the Premises is not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance proceeds. However, if the Premises can be rebuilt within 180 days after the date of destruction, Landlord may elect to rebuild the Premises at Landlord's own expense (with all insurance proceeds being made available to the Landlord to apply against such costs), in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by the negligence or willful misconduct of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord. Tenant shall have the right to terminate the Lease if such rebuilding is not completed within said 180-day period or if the destruction occurs within six months of the end of the Term of the Lease.

     Section 12.3 PARTIAL DESTRUCTION OF SHOPPING CENTER. In the event that fifty percent (50%) or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding that the Premises may be unaffected by such fire or other cause. Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire by lapse of time upon the ninetieth (90th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. Nothing in this Section nor any other Section hereof shall be construed as a limitation of Tenant's liability for such occurrence, should such liability otherwise exist.

     Section 12.4 UNINSURED CASUALTY. In the event the Premises is damaged or destroyed to the extent of fifteen percent (15%) or more of the replacement value thereof by any casualty not covered under the fire and extended coverage insurance covered by Landlord or Tenant, then Landlord may elect to terminate this Lease.

Landlord shall notify Tenant of its exercise of such election within thirty (30) days after the occurrence of the damage or destruction. In the event of such termination the rights and obligations of the parties hereunder shall cease. If the Landlord does not elect to so terminate, then the Landlord shall promptly commence repairing such damage at the Landlord's cost and expense. If the Landlord elects to repair the damage, Landlord shall include in Landlord's notice of such election an estimate of the time necessary to complete such repairs. Tenant shall have the right to terminate the Lease if (a) Landlord's estimate of the time required to repair the damage exceeds 120 days after the occurrence of such damage, or (b) such repairs are not completed within 180 days after the occurrence of such damage, or (c) the damage occurs within six months of the end of the Term of the Lease.

     Section 12.5 LANDLORD'S OBLIGATIONS. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor coverings, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant which are not part of the original Tenant improvements paid for by Landlord. Tenant shall be required to restore or replace same in the event of damage except for damage caused solely by the Landlord's negligence or intentional misconduct. Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration, nor shall Tenant have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises, except as expressly provided herein.

     Section 12.6 TEMPORARY REDUCTION OF RENT. If the Premises are destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article XII, any rent payable during the period of such damage, repair and/or restoration shall be reduced based on the extent to which the destruction interferes with Tenant's use of the Premises. Except for such possible reduction in payments required from the Tenant, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the leased Premises.

     Section 12.7 WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of damage or destruction of the Premises. Tenant agrees that the provisions of this Article XII shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction of the Premises.

                                  ARTICLE XIII
                                  CONDEMNATION

     Section 13.1 TOTAL CONDEMNATION. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     Section 13.2 TOTAL CONDEMNATION OF PARKING AREA. If the whole of the common parking areas in the Shopping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding unless Landlord shall take reasonable steps to provide other parking facilities substantially equal to the previously existing ratio between the common parking areas and the Premises, and such substantially equal parking facilities shall be provided by Landlord at its own expense within ninety (90) days from the date of acquisition. In the event that Landlord shall provide such other substantially equal parking facilities, then this Lease shall continue in full force and effect. In any event, Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     Section 13.3 PARTIAL CONDEMNATION. If any part of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the Premises unsuitable for the business of the Tenant, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. In the event of a partial taking or condemnation which is not extensive enough to render the Premises unsuitable for the business of the Tenant, then Landlord shall within a reasonable time restore the Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect, except that (i) the Minimum Monthly Rent payable hereunder shall be reduced by an amount that is in the same ratio to Minimum Monthly Rent as the total number of square feet in the Premises taken bares to the total number of square feet in the Premises immediately before the date of taking, and (ii) the square footage of the Premises set forth in Section 1.4 shall be reduced to the number of square feet in the Premises after the date of the taking, and (iii) Tenant's pro rata share of amounts due pursuant to Article IV of this Lease shall be calculated in accordance with such revised square footage.

     Section 13.4 PARTIAL CONDEMNATION OF PARKING AREA. If any part of the parking area in the Shopping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and if, as the result of such partial taking the ratio of square feet of parking area and common use areas and facilities as described in Section 9.1 hereof to square feet of the sales area of the entire Shopping Center buildings is reduced to a ratio below two to one, then the term of this Lease shall cease and terminate from the date of title vesting in such proceeding, unless the Landlord shall take reasonable steps toward increasing said ratio to a ratio equal to or in excess of two to one, in which event this Lease shall be unaffected and remain in full force and effect as between the parties. In any event, Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

     Section 13.5 CONDEMNATION OF LESS THAN A FEE. If as a result of condemnation proceeds, a leasehold interest or a right of possession only is taken by condemnation under the power of eminent domain, and is for a limited period of time less than the then unexpired Term, this Lease shall continue in full force and effect and the award shall be payable to Landlord and shall be credited by Landlord against the rentals payable by Tenant hereunder; provided, however, that if the taking is for a period of more than one (1) year, Tenant shall have the right to terminate the Lease by giving written notice of termination to Landlord within thirty (30) days following such taking. If the award received by Landlord is in excess of the Rent due, Tenant shall be entitled to receive such excess, and, if the amount go received by Landlord is less than Rent due, then Tenant shall pay the amount of such deficiency. If such condemnation shall be for a period of time extending beyond the expiration of the Term, the foregoing provisions shall apply only to the date of termination of the Term, and upon the expiration of said Term, Landlord shall receive all awards thereafter payable and no accounting shall be made to Tenant for such period extending beyond the termination of the Term, and Tenant shall have no liability whatsoever under the terms of this Lease after such termination date.

                 If the taking is such that it will render the Premises unsuitable for the business of the Tenant for a period exceeding one hundred twenty (120) days, then Tenant, at its option, may terminate the Lease.

     Section 13.6 DISTRIBUTION OF CONDEMNATION AWARD. Any condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Premises, the amount of its interest in the Premises; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property, and the Tenant hereby assigns any other rights which the Tenant may have now or in the future to any other award to the Landlord; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Premises caused by the condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant hag been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this lease or make such repair at landlord's expense.

                                   ARTICLE XIV
                            ASSIGNMENT AND SUBLETTING

     Section 14.1 LANDLORD'S CONSENT REQUIRED. No portion of the Premises or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent. Any attempted transfer without consent shall be void and shall constitute a noncurable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. Landlord's consent shall not be unreasonably withheld; provided, however, the parties agree that it shall be commercially reasonable for Landlord to withhold consent to any proposed transfer if the proposed transferee's use would (i) violate the Declaration; or (ii) violate any exclusive use granted by Landlord to any other tenant in the Shopping Center; or (iii) adversely impacts the tenant mix of the Shopping Center as such tenant mix exists at the time that Tenant seeks to obtain Landlord's consent.

     Section 14.2 GRANT OF CONCESSIONS; CONDITIONS TO GRANT. The provision against subletting elsewhere contained in this Lease shall not prohibit Tenant from granting concessions for the operation of one or more departments of the business which Tenant is permitted by Section 1.8 to conduct in or upon the Premises; provided, however, that (a) each such concession may be granted only upon receipt by Tenant of the written consent of the Landlord and shall be subject to all the terms and provisions of this Lease; (b) the gross receipts, as defined in Section 3.4 hereof, from the operation of each such concession, shall be deemed to be a part of the gross receipts of Tenant for the purpose of determining the additional rental payable to Landlord; (c) all of the provisions hereof applying to the business of Tenant including the provisions concerning reports and audits shall apply to each such concession; and (d) at least seventy-five (75%) percent of the sales floor area of the Premises shall at all times be devoted to the business of and be operated by Tenant. Landlord's consent shall not be unreasonably withheld; provided, however, the parties agree that it shall be commercially reasonable for Landlord to withhold consent to any proposed transfer if the proposed transferee's use would (i) violate the Declaration; or (ii) violate any exclusive use granted by Landlord to any other tenant in the Shopping Center; or (iii) adversely impacts the tenant mix of the Shopping Center as such tenant mix exists at the time that Tenant seeks to obtain Landlord's consent.

     Section 14.3 NO RELEASE OF TENANT. No transfer permitted by this Article XIV, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article XIV. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

     Section 14.4 LANDLORD'S ELECTION. Tenant's request for consent to any transfer described in Section 14.1 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right (a) to withhold consent, if reasonable; or (b) to grant consent.

     Section 14.5 NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article XIV, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

     Section 14.6 ASSIGNMENT FEES AND PROCEDURES. In the event Landlord shall be requested to consent to a sublease, assignment, pledge, encumbrance, or any other transfer of all or any portion of Tenant's rights hereunder, as specified in Section 14.1 hereof, Tenant shall pay Landlord a reasonable fee not to exceed Two Hundred Fifty Dollars ($250.00) to reimburse Landlord for costs and expenses, excluding attorneys fees which shall be reimbursed pursuant to
Section 17.2 herein, incurred in connection with reviewing Tenant's request for consent. Tenant's check for the assignment fee shall be delivered to Landlord concurrent with Tenant's request for consent.

                                   ARTICLE XV
                               DEFAULTS; REMEDIES

     Section 15.1 COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 15.2 DEFAULTS. Tenant shall be in material default under this
Lease:

                 (a) If Tenant abandons or vacates the Premises or if such abandonment or vacation of the Premises results in the cancellation of any insurance described in Section 4.6;

                 (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant within ten (10) days of when due;

                 (c) If Tenant fails to perform any of Tenant's nonmomenetary obligations under this Lease for a period of fifteen (15) days after written notice from

Landlord; provided that if more time is required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the fifteen (15) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord prior to the commencement of an unlawful detainer action and is not in addition to any such requirement;

                 (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

     Section 15.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

     Section 15.4 REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

                 (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall have the immediate right to re-enter the Premises and remove all persons and property and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby; and Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of all Minimum Monthly Rent, Additional Rent and other charges which were earned or were payable at the time of the termination;
(ii) the worth at the time of the award of the amount by which the unpaid Minimum Monthly Rent, Additional Rent and other charges which would have been earned or were payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Minimum Monthly Rent, Additional Rent and other charges which would have been payable for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees, and any real estate commissions or other such fees paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant shall have abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Section 15.4(a), or (ii) proceeding under Section 15.4(b);

                 (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

                 (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises Is located.

     Section 15.5 THE RIGHT TO RELET THE PREMISES. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the repayment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

     Section 15.6 WAIVER OF RIGHTS OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

     Section 15.7 CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

     Section 15.8 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and costly to ascertain. Such costs include, but are not limited to, processing, administrative and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge as liquidated damages as that term is used in Section 1671 of the California Civil Code, equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur as a consequence of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                                   ARTICLE XVI
                             PROTECTION OF CREDITORS

     Section 16.1 SUBORDINATION. Landlord shall have the right to require Tenant to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded, provided that the Landlord first obtains from the ground lessor or lender a written agreement that provides substantially the following: "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease. The provisions of this Lease concerning the disposition of insurance proceeds on destruction of the Premises, and the provisions of the Lease concerning the disposition of any condemnation award, shall prevail over any conflicting provisions in the encumbrance." However, Tenant's right to quiet possession of the Premises during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. if any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 16.2 ATTORNMENT. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

     Section 16.3 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to effectuate or evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

     Section 16.4 ESTOPPEL CERTIFICATES. Each party, within ten (10) days after notice from the other party, shall execute and deliver to the other party, in recordable form, a certificate stating that the Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate shall also state the amount of the Minimum Monthly Rent, the dates to which the Rent has been paid in advance, the amount of any security deposit or prepaid Rent and any other reasonable information required for the circumstances.

     Section 16.5 TENANT'S FINANCIAL CONDITION. DELETED

     Section 16.6 MORTGAGEE PROTECTION CLAUSE. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default, served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such mortgagees and/or trust deed holders, Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty days (30) within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty days (30) any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to affect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                                  ARTICLE XVII
                                  LEGAL COSTS

     Section 17.1 LEGAL PROCEEDINGS. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action.

     Section 17.2 LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article XIV (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

                                  ARTICLE XVIII
                            MISCELLANEOUS PROVISIONS

     Section 18.1 NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Premises or any portion thereof.

     Section 18.2 LANDLORD'S LIABILITY; CERTAIN DUTIES. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Premises or the leasehold estate under a ground lease of the Premises at the time in question. Each Landlord Is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

     Section 18.3 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 18.4 INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

     Section 18.5 ENTIRE AGREEMENT. This Lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings, either oral or written, between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral, or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by the party to be charged with their performance.

     Section 18.6 NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.3 herein. Notices to Landlord shall be delivered to the address specified in Section 1.2 above. All notices shall be effective upon personal delivery or three (3) days after deposit in the U.S. Mail. Either party may change its notice address upon written notice to the other party.

     Section 18.7 WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 18.8 NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, Landlord may require that a "Short Form" memorandum of this Lease be executed by both parties and recorded.

     Section 18.9 BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Premises is located shall govern this Lease.

     Section 18.10 CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within five (5) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within five (5) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 18.11 NO PARTNERSHIP. Landlord shall not by virtue of this Lease, in any way or for any purpose, be deemed to have become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a merger of a joint enterprise with Tenant, nor is Tenant an agent of Landlord for any reason whatsoever. The provisions of this Lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

     Section 18.12 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 18.13 FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 18.14 NO OPTION. The submission of this Lease for examination does not constitute a reservation of or option to lease the Premises and this Lease becomes effective only upon execution and delivery thereof by Landlord and Tenant.

     Section 18.15 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, or shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

     Section 18.16 PROVISIONS ARE COVENANTS AND CONDITIONS. All provisions, whether covenants or conditions, on the part of the Landlord, or on the part of Tenant, shall be deemed to be both covenants and conditions.

     Section 18.17 UNION WORKERS. DELETED

     Section 18.18 REMODEL. Landlord may in the future remodel or refurbish portions of the Shopping Center. Such remodeling and/or refurbishing may include Tenant's Premises. The remodeling and/or refurbishing will be done in accordance with the proper architect's design specifications which will be reviewed and approved by Landlord and copies of such drawings will be made available to Tenant. Tenant agrees to accept such specifications. Tenant further agrees that Tenant will not, through any act or omission on the part of Tenant, in any way hinder, impede, or frustrate the efforts of the Landlord in completing such remodeling or refurbishing in a timely fashion. Provided, however, Landlord agrees to perform all work in connection with such remodel or refurbishing in such a manner that said work shall not materially interfere with access to or visibility of the Premises. As part of architect's design specifications, a new exterior Tenant sign criteria may be developed. Upon development of said new sign criteria Tenant, at Tenant's expense, upon written notice from Landlord, shall remove all existing signs and replace such exterior signs with a new sign in accordance with the new sign criteria. Such resigning by Tenant shall be completed within sixty (60) days after receipt of new sign criteria from Landlord.

     Section 18.19 OPTION TO EXTEND.

ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

    Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                  LANDLORD:

DATED: MARCH 14, 1994             FALLBROOK MERCANTILE,
                                  a California general partnership,


                                  By:   /s/ Robert W. Carson
                                        ---------------------------------
                                        Robert W. Carson, General Partner


                                  By:   /s/ Michael R. Perry
                                        ---------------------------------
                                        Michael R. Perry, General Partner


                                  TENANT:

DATED: MARCH 8, 1994              FALLBROOK NATIONAL BANK,
                                  a California corporation


                                  By:   /s/ [ILLEGIBLE]
                                        ---------------------------------
                                        Its: PRESIDENT & CEO
                                             ----------------------------

                                  By:   /s/ [ILLEGIBLE]
                                        ---------------------------------
                                        Its: SENIOR VICE PRESIDENT
                                             ----------------------------

                                  EXHIBIT A


* Landlord and Tenant acknowledge that this plot plan is for general information purposes only. Landlord shall not be liable and makes no representation or warranties whatsoever concerning the location of any buildings or improvements, or tenants whatsoever depicted hereon this plot plan and any buildings, improvements, and tenants depicted hereon shall be subject to correction, modification or change at any time without notice at Landlord's sole discretion.


                                [PLOT PLAN]

                            FALLBROOK MERCANTILE

                          [DRAWING - SIGN CRITERIA]

                                   EXHIBIT "X"

                          CONFIRMATION OF TERM OF LEASE

     This Confirmation of Term of Lease is made April 1, 1994, between FALLBROOK MERCANTILE, a California General Partnership ("Landlord") and FALLBROOK NATIONAL BANK, a California Corporation ("Tenant"), who agree as follows:

     1. Landlord and Tenant entered into a Lease dated April 1, 1994, in which Landlord leased to Tenant and Tenant leased from Landlord the premises described in Paragraph 1.4 of the Lease (the "Premises").

     2. Pursuant to Paragraph 1.7 of the Lease, Landlord and Tenant agree to confirm the commencement and expiration dates of the Term, and the commencement date of rent, as follows:

        a. April 1, 1994, is the Commencement Date of the Term of the Lease;

        b. March 31, 2002, the Expiration Date of the Term of Lease;

        c. April 1, 1994, is the Commencement Date of Rent under the Lease;

        d. April 1, 1994, is the Commencement Date of Other Periodic Payments under the Lease.

     3. Tenant confirms that:

        a. It has accepted possession of the Premises as provided in the Lease;

        b. The improvements and space required to be furnished by Landlord under the Lease have been furnished;

        c. Landlord has fulfilled all its duties of an inducement nature;

        d. The Lease has not been modified, altered, or amended, except as follows:

        NONE;

        e. There are no setoffs or credits against rent, and no security deposit has been paid except as provided by the Lease;

        f. Tenant has no notice of a prior assignment, hypothecation, or pledge of rent, or of the Lease; and

        g. The Lease is in full force and effect.

     4. The provisions of this Confirmation of Term of Lease shall inure to the benefit, or bind, as the case may require, the parties and their respective successors subject to the restrictions on assignment and subleasing contained in the Lease.

Landlord:  FALLBROOK MERCANTILE
           A CALIFORNIA GENERAL PARTNERSHIP

By: /s/ Robert W. Carson
    -----------------------------------------
    Robert W. Carson, General Partner

By: /s/ Michael R. Perry
    -----------------------------------------
    Michael R. Perry, General Partner


Tenant:    FALLBROOK NATIONAL BANK
           A CALIFORNIA CORPORATION

By:  /s/ [ILLEGIBLE]
    -----------------------------------------
    Its: PRESIDENT & CEO
    -----------------------------------------

By:  /s/ [ILLEGIBLE]
    -----------------------------------------
    Its: SENIOR VICE PRESIDENT
    -----------------------------------------

                                     RIDERS

Riders One (1) through Five (5) of that certain Lease, dated March 1 1994, by and between Fallbrook Mercantile, a California General Partnership ("Landlord") and Fallbrook National Bank, a California Corporation ("Tenant").

RIDER ONE - SPACE CANCELLATION

Tenant shall have the option to vacate Suite 855-I on June 1, 1994 or April 1, 1995 after providing the Landlord with thirty (30) days written notice of their intention to vacate. In the event that the Tenant elects to exercise said option to vacate, Tenant will reinstall the demising wall necessary to separate the suites as well as make any other construction changes such as electrical and HVAC to separate the suites and create a separate suite for Suite I. Additionally, Tenant will leave any carpeting, draperies or other tenant improvements that have been installed in Suite I. Immediately after notice has been received by Landlord from Tenant, Landlord will prepare a Lease Amendment eliminating Suite I from the space and reducing the rental and impounds effective either June 1, 1994 or April 1, 1995 depending upon when the election is made in proportion to the reduction in the square footage (i.e. 1,300 square feet x $1.10 per square foot = $1,430 minimum monthly rental reduction).

RIDER TWO - SHEAR/LOAD BEARING WALLS

Tenant acknowledges that the demising wall between Suites L and M is a shear or load-bearing wall and that the Tenant will be limited to creating, at Tenant's expense, one access doorway in the subject wall. The four foot (4') access doorway will be located in the immediate front (first four (4) feet) of the subject demising wall. Tenant agrees to make no other access penetrations in said shear/load bearing wall.

RIDER THREE - SIGNAGE

Tenant shall be allowed the standard tenant canopy signage on the east and north elevations of the premises as well as a building sign facing Fallbrook Street and a monument sign in the planter at the driveway located immediately adjacent to the premises. Said monument sign may be located on either side of the subject driveway at the discretion of Fallbrook National Bank. The size and location of the signage on the north wall shall be approved by Landlord and the governmental agencies prior to installation. The size of the monument sign will also require approval by the Landlord and the appropriate governmental agencies prior to installation.

RIDER FOUR - CONDITION OF THE PREMISES/TENANT IMPROVEMENT ALLOWANCE

In accordance with Section 7.1 of the Lease, Tenant shall take the Premises in an "as-is" condition. Landlord, prior to the Lease Commencement Date of the Lease, will have all of the existing restaurant equipment removed from the Premises. The Landlord will provide a Tenant Improvement Allowance to Tenant of Four Thousand Five Hundred Seventy-Eight Dollars ($4,578.00) for tenant improvement construction in 855 Main Avenue, Suites M, N, and 0. Said allowance will be payable on or before July 1, 1994.

RIDER FIVE - CONTINGENCY

This Lease Agreement is contingent upon Landlord's receipt of final written approval of the Lease Transaction from Nationwide Life Insurance Company.

                            FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE IS MADE EFFECTIVE AS OF MARCH 1, 1995 BY AND BETWEEN FALLBROOK MERCANTILE, A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD") AND FALLBROOK NATIONAL BANK ("TENANT") WITH REFERENCE TO THE FACTS SET FORTH BELOW.

RECITALS

A. Landlord and Tenant are parties to that certain lease dated March 1, 1994, and hereby express their mutual desire and intent to amend the terms of the Lease by this First Amendment to Lease with those terms, covenants, and conditions as hereinafter provided.

B. Landlord leased to Tenant a certain retail space consisting of approximately 8,272 square feet identified as 855-I, J, K, L, M, N, and 0 South Main Avenue, Fallbrook, California 92028 (the "Premises").

C. Landlord and Tenant desire to amend and modify the lease document effective April 1, 1995.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS SET FORTH BELOW.

1. SECTION 1.4 shall now read, "the original location of the Premises was outlined in red on the site plan of the Shopping Center, attached to the original Lease as Exhibit "A" and made a part thereof." The Landlord and Tenant are now amending the Lease to eliminate Suite 855-I South Main Avenue, Fallbrook, California 92028 from the Lease premises. Therefore, the revised Premises shall otherwise be known as 855-J, K, L, M, N, and 0 South Main Avenue, Fallbrook, California 92028 ("Address"). Said Premises being agreed to for the purposes of this Lease to be reduced by eliminating 855-I South Main Avenue, Fallbrook, California 92028 and thereby reducing the overall square footage by 1,300 square feet, resulting in a total approximate area of the new Premises of 6,972 square feet.

2. SECTION 1.11(a) - MINIMUM MONTHLY RENT shall be Seven Thousand Six Hundred Sixty-Nine Dollars and Twenty Cents ($7,669.20) per month for the period of April 1, 1995 through March 31, 1996, and shall be increased pursuant to Section 1.11(a) of the Lease Agreement.

3. SECTION 1.11(b) - OTHER PERIODIC PAYMENTS shall be Two Thousand Two Hundred Thirty-One Dollars and Four Cents ($2,231.04).

4. Except as modified herein, the Lease shall remain in full force and effect as modified.

IN WITNESS WHEREOF THIS AMENDMENT TO LEASE IS EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

LANDLORD:  FALLBROOK MERCANTILE
           A California General Partnership

By:
    ------------------------------------------
    Robert W. Carson, General Partner

By:
    ------------------------------------------
    Michael R. Perry, General Partner

TENANT:    FALLBROOK NATIONAL BANK
           A California Corporation

By: /s/ [ILLEGIBLE]
   ----------------------------------------
Its:  PRESIDENT/CEO

By: /s/ [ILLEGIBLE]
   ----------------------------------------
Its:  SENIOR VICE PRESIDENT

                                     RIDERS

Riders One (1) through Five (5) of that certain Lease, dated March 1 1994, by and between Fallbrook Mercantile, a California General Partnership ("Landlord") and Fallbrook National Bank, a California Corporation ("Tenant").

RIDER ONE - SPACE CANCELLATION

Tenant shall have the option to vacate Suite 855-I on June 1, 1994 or April 1, 1995 after providing the Landlord with thirty (30) days written notice of their intention to vacate. In the event that the Tenant elects to exercise said option to vacate, Tenant will reinstall the demising wall necessary to separate the suites as well as make any other construction changes such as electrical and HVAC to separate the suites and create a separate suite for Suite I. Additionally, Tenant will leave any carpeting, draperies or other tenant improvements that have been installed in Suite I. Immediately after notice has been received by Landlord from Tenant, Landlord will prepare a Lease Amendment eliminating Suite I from the space and reducing the rental and impounds effective either June 1, 1994 or April 1, 1995 depending upon when the election is made in proportion to the reduction in the square footage (i.e. 1,300 square feet x $1.10 per square foot = $1,430 minimum monthly rental reduction).

RIDER TWO - SHEAR/LOAD BEARING WALLS

Tenant acknowledges that the demising wall between Suites L and M is a shear or load-bearing wall and that the Tenant will be limited to creating, at Tenant's expense, one access doorway in the subject wall. The four foot (4') access doorway will be located in the immediate front (first four (4) feet) of the subject demising wall. Tenant agrees to make no other access penetrations in said shear/load bearing wall.

RIDER THREE - SIGNAGE

Tenant shall be allowed the standard tenant canopy signage on the east and north elevations of the premises as well as a building sign facing Fallbrook Street and a monument sign in the planter at the driveway located immediately adjacent to the premises. Said monument sign may be located on either side of the subject driveway at the discretion of Fallbrook National Bank. The size and location of the signage on the north wall shall be approved by Landlord and the governmental agencies prior to installation. The size of the monument sign will also require approval by the Landlord and the appropriate governmental agencies prior to installation.

RIDER FOUR - CONDITION OF THE PREMISES/TENANT IMPROVEMENT ALLOWANCE

In accordance with Section 7.1 of the Lease, Tenant shall take the Premises in an "as-is" condition. Landlord, prior to the Lease Commencement Date of the Lease, will have all of the existing restaurant equipment removed from the Premises. The Landlord will provide a Tenant Improvement Allowance to Tenant of Four Thousand Five Hundred Seventy-Eight Dollars ($4,578.00) for tenant improvement construction in 855 Main Avenue, Suites M, N, and 0. Said allowance will be payable on or before July 1, 1994.

RIDER FIVE - CONTINGENCY

This Lease Agreement is contingent upon Landlord's receipt of final written approval of the Lease Transaction from Nationwide Life Insurance Company.

                                     RIDERS

Riders One (1) through Five (5) of that certain Lease, dated March 1 1994, by and between Fallbrook Mercantile, a California General Partnership ("Landlord") and Fallbrook National Bank, a California Corporation ("Tenant").

RIDER ONE - SPACE CANCELLATION

Tenant shall have the option to vacate Suite 855-I on June 1, 1994 or April 1, 1995 after providing the Landlord with thirty (30) days written notice of their intention to vacate. In the event that the Tenant elects to exercise said option to vacate, Tenant will reinstall the demising wall necessary to separate the suites as well as make any other construction changes such as electrical and HVAC to separate the suites and create a separate suite for Suite I. Additionally, Tenant will leave any carpeting, draperies or other tenant improvements that have been installed in Suite I. Immediately after notice has been received by Landlord from Tenant, Landlord will prepare a Lease Amendment eliminating Suite I from the space and reducing the rental and impounds effective either June 1, 1994 or April 1, 1995 depending upon when the election is made in proportion to the reduction in the square footage (i.e. 1,300 square feet x $1.10 per square foot = $1,430 minimum monthly rental reduction).


RIDER TWO - SHEAR/LOAD BEARING WALLS

Tenant acknowledges that the demising wall between Suites L and M is a shear or load-bearing wall and that the Tenant will be limited to creating, at Tenant's expense, one access doorway in the subject wall. The four foot (4') access doorway will be located in the immediate front (first four (4) feet) of the subject demising wall. Tenant agrees to make no other access penetrations in said shear/load bearing wall.

RIDER THREE - SIGNAGE

Tenant shall be allowed the standard tenant canopy signage on the east and north elevations of the premises as well as a building sign facing Fallbrook Street and a monument sign in the planter at the driveway located immediately adjacent to the premises. Said monument sign may be located on either side of the subject driveway at the discretion of Fallbrook National Bank. The size and location of the signage on the north wall shall be approved by Landlord and the governmental agencies prior to installation. The size of the monument sign will also require approval by the Landlord and the appropriate governmental agencies prior to installation.

RIDER FOUR - CONDITION OF THE PREMISES/TENANT IMPROVEMENT ALLOWANCE

In accordance with Section 7.1 of the Lease, Tenant shall take the Premises in an "as-is" condition. Landlord, prior to the Lease Commencement Date of the Lease, will have all of the existing restaurant equipment removed from the Premises. The Landlord will provide a Tenant Improvement Allowance to Tenant of Four Thousand Five Hundred Seventy-Eight Dollars ($4,578.00) for tenant improvement construction in 855 Main Avenue, Suites M, N, and 0. Said allowance will be payable on or before July 1, 1994.

RIDER FIVE - CONTINGENCY

This Lease Agreement is contingent upon Landlord's receipt of final written approval of the Lease Transaction from Nationwide Life Insurance Company.

                                LEASE TERMINATION

THIS LEASE TERMINATION ("TERMINATION") IS ENTERED INTO THIS 14TH DAY OF MARCH, 1994 BY AND BETWEEN FALLBROOK MERCANTILE, A CALIFORNIA GENERAL PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD," AND FALLBROOK NATIONAL BANK, HEREINAFTER REFERRED TO AS "TENANT," BASED ON THE FOLLOWING FACTS:

A. The Landlord and Tenant mutually desire to terminate the Lease Agreements, dated January 25, 1990, November 22, 1991, and
     May 17, 1993 by and between the parties.

B. An accounting of the amounts due under the Leases through March 31, 1994 is attached hereto and incorporated herein by this reference as Exhibit A.

C. The Landlord and Tenant hereto desire to terminate each of the Lease Agreements.

THEREFORE, FOR SUFFICIENT CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

1. Effective March 31, 1994, the subject Leases are hereby terminated and of no further force and effect subject to the following conditions:

     a.   Tenant and Landlord to execute this Agreement.

     b.   Tenant to remit the amount set forth in Exhibit B to Landlord.

     c. Tenant and Landlord to execute the New Lease Agreement, dated March 1, 1994 for Suites I, J, K, L, M, N, and O South Main Avenue, Fallbrook, California.

2. Tenant represents and warrants to Fallbrook Mercantile, that Tenant is the sole Tenant under the Leases; that Tenant has full right, power and authority to enter into this termination; that Tenant has not assigned its interest under these Leases to any other party; that Tenant will indemnify Landlord against and discharge any obligations due by Tenant to any subcontractors, materialmen, suppliers, or any third parties, due as a result of Tenant's occupancy in the subject Premises that could result in a lien against the Landlord's fee interest in the subject property.

3. In the event of any dispute arising out of the termination, the prevailing party shall be entitled to reasonable attorneys fees in additional to any other remedy or law or equity.

WHEREFORE, THE PARTIES HERETO HAVE EXECUTED THIS TERMINATION ON THE DATE FIRST WRITTEN ABOVE.


LANDLORD:  FALLBROOK MERCANTILE,
           A CALIFORNIA CORPORATION


By:   /s/ Robert W. Carson                             March 14, 1994
      ---------------------------------                ----------------------
      Robert W. Carson, General Partner                Date


By:   /s/ Michael R. Perry                             March 14, 1994
      ---------------------------------                ----------------------
      Michael R. Perry, General Partner                Date



LESSEE:    FALLBROOK NATIONAL BANK


By:   /s/  [ILLEGIBLE]                                 March 8, 1994
      ---------------------------------                ----------------------
      PRESIDENT & CEO                                  Date


      /s/  [ILLEGIBLE]
      ---------------------------------
      SENIOR VICE PRESIDENT

                                   EXHIBIT A

Amounts Due: None

                                LEASE TERMINATION

THIS LEASE TERMINATION ("TERMINATION") IS ENTERED INTO THIS 14TH DAY OF MARCH, 1994 BY AND BETWEEN FALLBROOK MERCANTILE, A CALIFORNIA GENERAL PARTNERSHIP, HEREINAFTER REFERRED TO AS "LANDLORD," AND FALLBROOK NATIONAL BANK, HEREINAFTER REFERRED TO AS "TENANT," BASED ON THE FOLLOWING FACTS:

A. The Landlord and Tenant mutually desire to terminate the Lease Agreements, dated January 25, 1990, November 22, 1991, and May 17, 1993 by and between the parties.

B. An accounting of the amounts due under the Leases through March 31, 1994 is attached hereto and incorporated herein by this reference as Exhibit A.

C. The Landlord and Tenant hereto desire to terminate each of the Lease Agreements.

THEREFORE, FOR SUFFICIENT CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

1. Effective March 31, 1994, the subject Leases are hereby terminated and of no further force and effect subject to the following conditions:

     a.   Tenant and Landlord to execute this Agreement.

     b.   Tenant to remit the amount set forth in Exhibit B to Landlord.

     c. Tenant and Landlord to execute the New Lease Agreement, dated March 1, 1994 for Suites I, J, K, L, M, N, and O South Main Avenue, Fallbrook, California.

2. Tenant represents and warrants to Fallbrook Mercantile, that Tenant is the sole Tenant under the Leases; that Tenant has full right, power and authority to enter into this termination; that Tenant has not assigned its interest under these Leases to any other party; that Tenant will indemnify Landlord against and discharge any obligations due by Tenant to any subcontractors, materialmen, suppliers, or any third parties, due as a result of Tenant's occupancy in the subject Premises that could result in a lien against the Landlord's fee interest in the subject property.

3. In the event of any dispute arising out of the termination, the prevailing party shall be entitled to reasonable attorneys fees in additional to any other remedy or law or equity.

WHEREFORE, THE PARTIES HERETO HAVE EXECUTED THIS TERMINATION ON THE DATE FIRST WRITTEN ABOVE.


LANDLORD:  FALLBROOK MERCANTILE,
           A CALIFORNIA CORPORATION


By:   /s/ Robert W. Carson                             March 14, 1994
      ---------------------------------                ----------------------
      Robert W. Carson, General Partner                Date


By:   /s/ Michael R. Perry                             March 14, 1994
      ---------------------------------                ----------------------
      Michael R. Perry, General Partner                Date



LESSEE:    FALLBROOK NATIONAL BANK


By:   /s/  [ILLEGIBLE]                                 March 8, 1994
      ---------------------------------                ----------------------
      PRESIDENT & CEO                                  Date


      /s/  [ILLEGIBLE]
      ---------------------------------
      SENIOR VICE PRESIDENT

                                   EXHIBIT A

Amounts Due: None